Non-current interest-bearing liabilities	6 Months Ended
Jun. 30, 2022
Non-current interest-bearing liabilities
Non-current interest-bearing liabilities

Note 12 - Non-current interest-bearing liabilities

	June 30,		December 31,
(SEK in thousands)	2022	2021	2021
Opening balance	189,164	—	—
New borrowings	236,584	—	199,524
Transaction costs	—	—	(14,858)
Interest expense	2,393	—	2,145
Exchange difference on translation	9,251	—	2,353
Closing balance	437,392	—	189,164

In July 2021, Calliditas signed a loan agreement of up to the euro equivalent of USD 75 million with Kreos Capital. The loan facility is divided into three tranches of USD 25 million each. Draw down of the first USD 25 million tranche was made in 2021. Draw down of the second tranche of USD 25 million was made in June, 2022. Draw down of the third and final USD 25 million tranche can be made until December 31, 2022, and will be available subject to certain coverage metrics. The interest rate on the loan is 9% per annum with a maturity to December 2025, which is recognized at Net financial income/(expenses). The loan has no financial covenants.